                        ANNUAL REPORT / DECEMBER 31 1999

                             AIM FLOATING RATE FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                                  [COVER IMAGE]

                     -------------------------------------

                SAILBOATS AROUND THE PENINSULA BY PETER SICKLES

            SAILBOATS GLIDE MAJESTICALLY ON A PLACID OCEAN ON THEIR

            WAY TO A FRIENDLY PORT. WHETHER THE ECONOMIC WATERS ARE

             CALM OR TURBULENT, AIM FLOATING RATE FUND ENDEAVORS TO

             BE A STABLE INVESTMENT VEHICLE FOR SHAREHOLDERS WHILE

               TRANSPORTING THEM TO THEIR FINANCIAL DESTINATION.

                     -------------------------------------

AIM Floating Rate Fund is for shareholders who seek a high level of current income and preservation of capital as is consistent with investing in senior secured floating-rate corporate loans and senior secured debt securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Floating Rate Fund's performance figures are historical, and they reflect changes in net asset value and the reinvestment of distributions.
o When sales charges are included in performance figures, performance reflects the maximum applicable early withdrawal charge. The early withdrawal charge declines from 3% beginning at the time of purchase to 0% at the beginning of the fifth year.
o The 30-day distribution rate is calculated by dividing the annualized sum of the previous 30 days' dividends declared by the offering price per share on the last day of the period.
o The fund invests primarily in higher-yielding, lower-rated senior secured floating rate corporate loans and other debt obligations that are subject to the risk of nonpayment of scheduled interest or principal payments, which may cause the fund's net asset value per share to decline. Prepayment of principal by borrowers may require the fund to replace its investment with a lower-yielding security that may adversely affect the fund's net asset value.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The London Interbank Offered Rate (LIBOR) is the interest rate the world's most creditworthy banks charge one another for large loans. It is used worldwide as a base interest rate for loans made to major commercial and industrial corporations.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                             AIM FLOATING RATE FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report has reconfirmed our
   [PHOTO OF        faith in two long-established principles of investing:
  Charles T.        portfolio diversification and long-term thinking. We could
    Bauer,          title this report "What a Difference a Year Makes."
 Chairman of            An investor surveying conditions when the fiscal year
 the Board of       opened on January 1, 1999, would have seen a market
   THE FUND         dominated by large-capitalization stocks and high-quality
 APPEARS HERE]      bonds, especially U.S. Treasuries. During 1998, two
                    well-known indexes of large-capitalization U.S. companies, the S&P 500 and the Dow Jones Industrial Average, were up
                    28.60% and 18.15%, respectively. By contrast, smaller-company stocks in the Russell 2000 had lost 2.55%.
                    Overseas, many markets were languishing, especially in Asia, where so many financial difficulties had originated in 1997.
                        In bond markets as well, name-brand quality was the
                    place to be. The Lehman Government/Corporate Bond Index,
which follows sovereign issues and investment-grade debt, was up 9.47%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had risen only 1.60%.
    It would be easy for an investor to conclude that blue-chip issues, whether equity or fixed-income, were the place to be, that it was time to divest himself of everything else and put all his eggs in the blue-chip basket. The investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continued to do very well, during 1999 markets broadened dramatically with many investment sectors performing a complete turnaround. For example, the small-cap stocks in the Russell 2000 were up 21.26% for calendar year 1999, and many Asian markets, particularly Japan, had staged a comeback.
    The same holds true of bonds. The higher-quality Lehman index was down 2.15% during 1999 while the Lehman High Yield index was up 2.39%.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain. We also continue to remind you that the past few years have seen extraordinary gains in some markets, and there is no assurance that this trend will continue.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by multiple signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio--and help ensure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended December 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                     -------------------------------------

                                 STAYING FULLY

                           INVESTED IN A DIVERSIFIED

                               PORTFOLIO REMAINS

                             A COMPELLING STRATEGY

                                AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                LONG-TERM GAIN.

                     -------------------------------------

                             AIM FLOATING RATE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

FUND PROVIDES SOLID INCOME,
POSTS POSITIVE GAINS

FINANCIAL MARKETS WERE VOLATILE IN 1999. HOW DID AIM FLOATING RATE FUND PERFORM? Despite a volatile market environment, the fund, which invests primarily in senior secured floating-rate loans, provided solid income and posted positive gains for the fiscal year. As of December 31, 1999, the fund's 30-day distribution rate was 8.04%. By comparison, the six-month London InterBank Offered Rate (LIBOR) was 6.13%. Excluding sales charges, the fund's total return was 5.49% for the 12-month period ended December 31--a year in which many fixed-income investments endured losses.
    During the fiscal year, net asset value per share remained within a relatively narrow range of $9.68 to $9.85, extending the fund's record of share-price stability as shown on the accompanying chart. While the fund attempts to maintain a relatively stable net asset value, floating-rate investments should not be confused with money market funds, and the fund's net asset value will most likely not be as stable as that of a money market fund. During the fiscal year, the fund's net assets increased from $288 million to $440 million.

WHAT WERE SOME OF THE MAJOR TRENDS IN FINANCIAL MARKETS?
The bond market endured its worst year since 1994. The weakness in the market stemmed from investor concerns that strong economic growth would prompt the Federal Reserve Board (the Fed) to raise interest rates to keep inflation at bay. Ultimately, in three separate moves, the central bank raised the key federal funds rate from 4.75% to 5.50%. The bond market was also rattled by Y2K concerns, which largely proved to be unfounded, and the decline in value of the U.S. dollar against the Japanese yen. Only a few bond classes, such as high-yield bonds and emerging-markets debt, posted gains for the fiscal year. Lower-rated bonds outpaced higher-rated bonds, and shorter-term securities outperformed longer-term securities.
    Several key stock-market indexes soared to new heights in 1999. However, stock markets were volatile primarily because of interest-rate concerns. Moreover, the market's impressive gains were largely confined to growth stocks, particularly technology issues.

HOW DID SENIOR SECURED FLOATING-RATE LOANS FARE IN THE RISING INTEREST-RATE ENVIRONMENT?
Senior secured floating-rate loans tended to be more stable in value than other types of investments. That's because the interest rates on these loans, made by banks and financial institutions to corporations, are periodically adjusted (usually every 30 to 60 days) to correspond with the underlying LIBOR contract. The senior status of these loans also helps them retain their value.

WHAT IS THE MAIN RISK ASSOCIATED WITH SENIOR SECURED FLOATING-RATE LOANS?
That would be credit risk. Most of these loans are below investment-grade quality as measured by Standard & Poor's Corporation (S&P) and Moody's Investors Service (Moody's), two widely known credit-rating agencies.

FUND VS. LIBOR

As of 12/31/99

================================================================================
    30-Day
 Distribution
     Rate                     LIBOR
--------------------------------------------------------------------------------
    8.04%                     6.13%
================================================================================

RELATIVE PRICE STABILITY

5/1/97-12/31/99

================================================================================
5/1/97      10       12/97       10.02    7/98        10
6/97        10       1/98        10.02    8/98        10
7/97        10       2/98        10.02    9/98        9.89
8/97        10.01    3/98        10.01    10/98       9.85
9/97        10.01    4/98        10.01    11/98       9.82
10/97       10.02    5/98        10       12/98       9.84
11/97       10.02    6/98        10       12/99       9.68

Source: Lipper, Inc. There is no guarantee that the fund will maintain a constant net asset value. Investment return will vary so you may have a gain or a loss when you sell shares. Past performance cannot guarantee comparable future results.
================================================================================

GROWTH IN NET ASSETS

12/31/98-12/31/99

in millions
================================================================================
   1998              1999
--------------------------------------------------------------------------------
   $288              $439
================================================================================

                     -------------------------------------

                       SENIOR SECURED FLOATING-RATE LOANS

                     TENDED TO BE MORE STABLE IN VALUE THAN

                          OTHER TYPES OF INVESTMENTS.

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                             AIM FLOATING RATE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


HOW DO YOU ATTEMPT TO REDUCE THIS RISK?
We are very careful in selecting loans for the portfolio. Each company represented in the portfolio has undergone an extensive analysis that includes an assessment of:
o   the company's management and firm's position within its particular industry;
o   the corporation's prospects and its dependence on various markets worldwide;
o   the firm's financial sponsor and its overall financial flexibility.
After this evaluation is completed, we analyze the loan to ascertain its value compared to similar types of investments and to determine how well it might trade in the market. If our overall assessment is favorable, we will then decide to buy the loan.

WHAT OTHER PRECAUTIONS DO YOU TAKE?
We closely monitor each of the fund's holdings. Because senior secured floating-rate loans are typically placed privately with institutional investors, we sign confidentiality agreements for each financing. We get information such as financial reports directly from the companies represented in the portfolio, usually monthly.
    Additionally, the borrower is generally bound by a stringent agreement. Consequently, if a company develops a problem in meeting its debt obligation, we can react swiftly to resolve the problem, usually well before it reaches the default stage.
    While past performance cannot guarantee comparable future results, the default rate on these loans has historically been relatively low. In most instances, these loans (which carry the highest claim on the company's assets and earnings) are backed by collateral such as stock, property or equipment, which can be sold to meet debt obligations.

HOW WAS THE FUND POSITIONED AT THE END OF THE FISCAL YEAR?
A total of 100 companies, representing a broad range of industries, were represented in the portfolio. Wyndham International, the fund's top holding, owns and operates more than 300 hotels. Lyondell Petrochemical is a major manufacturer of petrochemicals and polymers, while Allied Waste Industries provides trash collection service for nearly 10 million residential, commercial and industrial customers in 46 states.
    Huntsman makes a wide variety of specialty and industrial chemicals used in detergents and by the rubber, plastics and packaging industries. Ferrellgas sells propane to more than 800,000 customers in 45 states and the District of Columbia.

WHAT IS YOUR OUTLOOK?
We expect the stock and bond markets to remain volatile because of interest-rate concerns. On February 2, after the close of the fiscal year, the Fed raised the federal funds rate to 5.75%. Although by no means a certainty, it appears that the Fed is poised to raise interest rates again in the months ahead to slow economic growth and forestall inflation. Uncertainty about the Fed's direction could have an unsettling effect on the stock and bond markets.
    In such an environment, we would expect senior secured floating-rate loans to be more stable in price than other types of investments because of their adjustable interest rates. Such a development could make these loans even more attractive to investors seeking a steady source of income and relative share-price stability.

PORTFOLIO COMPOSITION

As of 12/31/99, based on total net assets

============================================================================================
TOP 10 ISSUERS                              TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------
 1. Wyndham International, Inc.    2.27%     1. Lodging                              5.47%
 2. Lyondell Petrochemical Co.     2.26      2. Media (Broadcasting)                 5.20
 3. Allied Waste Industries        2.22      3. Containers & Packaging               5.06
 4. Graham Packaging               1.77      4. Telephone Systems                    4.80
 5. Huntsman ICI Chemicals         1.71      5. Media (Publishing)                   4.40
 6. Ferrellgas, L.P.               1.59      6. Industrial & Commercial Services     4.26
 7. Coinmach Corp.                 1.56      7. Chemicals (Commodity)                3.81
 8. Stone Container Corp.          1.53      8. Office Equipment                     3.71
 9. Formax, Inc.                   1.45      9. Pollution Control (Waste Management) 2.83
10. Sovereign Bancorp              1.42     10. Consumer Services                    2.69

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
============================================================================================

          See important fund and index disclosures inside front cover.

                             AIM FLOATING RATE FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                               MOODY'S     PRINCIPAL       MARKET
                               RATING        AMOUNT        VALUE
                             (Unaudited)
SENIOR SECURED FLOATING
  RATE INTERESTS-92.15%(a)(b)

ADVERTISING-1.14%

Big Flower Press Holdings Co.
  Term Loan B due 11/30/08     B1          $5,000,000   $  5,000,000
--------------------------------------------------------------------

AEROSPACE & DEFENSE-2.10%

Fairchild Corp.
  Term Loan due 04/30/06       Ba3          4,345,404      4,346,490
--------------------------------------------------------------------
Transtar Metals
  Term Loan B due 01/20/06     NR           4,982,143      4,894,955
--------------------------------------------------------------------
                                                           9,241,445
--------------------------------------------------------------------

AIR FREIGHT-COURIERS-0.54%

Atlas Freighter Leasing, Inc.
  Term Loan due 05/29/04       Ba3          2,368,378      2,362,457
--------------------------------------------------------------------

APPAREL & TEXTILE
  MANUFACTURING-1.12%

Glenoit Corp.
  Term Loan B due 06/30/04     B1           4,942,229      4,923,695
--------------------------------------------------------------------

AUTOMOBILE PARTS &
  EQUIPMENT-2.32%

Avis Rent A Car, Inc.
  Term Loan B due 06/30/06     Ba3          2,500,000      2,509,375
--------------------------------------------------------------------
  Term Loan C due 06/30/07     Ba3          2,500,000      2,509,375
--------------------------------------------------------------------
Joan Fabrics Corp.
  Term Loan B due 06/30/05     NR           1,430,901      1,426,429
--------------------------------------------------------------------
  Term Loan C due 06/30/06     NR             742,183        741,255
--------------------------------------------------------------------
Tenneco Inc.
  Term Loan B due 09/30/07     Ba3          1,500,000      1,508,750
--------------------------------------------------------------------
  Term Loan C due 03/30/08     Ba3          1,500,000      1,508,750
--------------------------------------------------------------------
                                                          10,203,934
--------------------------------------------------------------------

BEVERAGES-1.13%

Vitality Foodservice, Inc.
  Term Loan B due 10/26/06     B1           5,000,000      4,975,000
--------------------------------------------------------------------

BUILDING MATERIALS-1.87%

Atrium Co.
  Term Loan B due 06/30/05     Ba3          1,354,815      1,354,815
--------------------------------------------------------------------
  Term Loan C due 06/30/06     Ba3          1,942,500      1,942,500
--------------------------------------------------------------------
Trussway Holdings, Inc.
  Term Loan B due 12/31/06     B1           5,000,000      4,925,000
--------------------------------------------------------------------
                                                           8,222,315
--------------------------------------------------------------------

CASINOS-2.07%

Aladdin Gaming, L.L.C.
  Term Loan B due 08/26/06     B2             277,778        243,054
--------------------------------------------------------------------
  Term Loan C due 02/26/08     B2           2,222,222      1,944,445
--------------------------------------------------------------------
Horseshoe Gaming Holding Corp.
  Term Loan B due 03/17/06     Ba2          2,992,500      2,990,630
--------------------------------------------------------------------

                             (Unaudited)
                               MOODY'S     PRINCIPAL       MARKET
                               RATING        AMOUNT        VALUE
CASINOS-(CONTINUED)

Resort at Summerlin, Inc. (The)
  Term Loan due 03/31/04       B3          $4,000,000   $  3,920,000
--------------------------------------------------------------------
                                                           9,098,129
--------------------------------------------------------------------

CHEMICALS-COMMODITY-3.81%

Huntsman Corp.
  Term Loan B due 12/22/05     Ba2          3,442,437      3,433,831
--------------------------------------------------------------------
Lyondell Petrochemical Co.
  Term Loan A due 06/30/03     Ba3          2,958,187      2,960,961
--------------------------------------------------------------------
  Term Loan B due 06/30/05     Ba3          4,926,615      4,974,857
--------------------------------------------------------------------
  Term Loan E due 06/30/06     Ba3          1,975,000      2,015,118
--------------------------------------------------------------------
Sterling Pulp Chemicals
  (SASK) Ltd.
  Term Loan B due 06/27/05     B1           3,445,572      3,342,205
--------------------------------------------------------------------
                                                          16,726,972
--------------------------------------------------------------------

CHEMICALS-SPECIALTY-1.71%

Huntsman ICI Chemicals LLC
  Term Loan B due 06/30/07     Ba3          3,750,000      3,763,125
--------------------------------------------------------------------
  Term Loan C due 06/30/08     Ba3          3,750,000      3,764,062
--------------------------------------------------------------------
                                                           7,527,187
--------------------------------------------------------------------

COAL-0.63%

Centennial Resources(c)
  Term Loan A due 03/31/02     Caa1           850,000             --
--------------------------------------------------------------------
  Term Loan B due 03/31/04     Caa1         1,966,666             --
--------------------------------------------------------------------
P&L Coal Holdings Corp./Peabody
  Term Loan B due 06/30/06     Ba2          2,769,231      2,762,307
--------------------------------------------------------------------
                                                           2,762,307
--------------------------------------------------------------------

COMPUTERS-1.01%

GENICOM Corp.
  Term Loan due 09/30/00       NR             360,124        356,522
--------------------------------------------------------------------
  Term Loan B due 09/05/04     NR           4,781,250      4,064,063
--------------------------------------------------------------------
                                                           4,420,585
--------------------------------------------------------------------

CONSUMER SERVICES-2.69%

Bally Total Fitness Corp.
  Term Loan B due 11/04/04     B1           5,000,000      4,968,750
--------------------------------------------------------------------
Coinmach Corp.
  Term Loan B due 06/30/05     NR           6,862,688      6,854,110
--------------------------------------------------------------------
                                                          11,822,860
--------------------------------------------------------------------

CONTAINERS & PACKAGING-5.06%

Graham Packaging Co. L.P.
  Term Loan B due 01/30/06     B1           2,430,811      2,430,203
--------------------------------------------------------------------
  Term Loan C due 01/30/07     B1           2,014,100      2,007,757
--------------------------------------------------------------------
  Term Loan D due 01/30/07     B1           3,341,250      3,339,162
--------------------------------------------------------------------
Kerr Group, Inc.
  Term Loan B due 03/09/06     NR           2,000,000      2,000,000
--------------------------------------------------------------------
Packaging Corp. America
  Term Loan B due 04/12/07     Ba3          1,609,504      1,617,954
--------------------------------------------------------------------
  Term Loan C due 04/12/08     Ba3          1,609,504      1,617,954
--------------------------------------------------------------------

                               MOODY'S     PRINCIPAL       MARKET
                               RATING        AMOUNT        VALUE
                             (Unaudited)
CONTAINERS & PACKAGING-(CONTINUED)

Packaging Dynamics, LLC
  Term Loan B due 11/20/05     NR          $2,479,792   $  2,479,792
--------------------------------------------------------------------
Stone Container Corp.
  Term Loan C due 11/15/03     Ba3          6,713,090      6,727,073
--------------------------------------------------------------------
                                                          22,219,895
--------------------------------------------------------------------

COSMETICS-PERSONAL CARE-0.54%

American Safety Razor Co.
  Term Loan B due 02/05/05     B1           2,375,000      2,376,484
--------------------------------------------------------------------

ELECTRICAL COMPONENTS &
  EQUIPMENT-1.22%

Electro Mechanical
  Solutions, Inc.
  Term Loan B due 02/28/04     NR           2,868,163      2,581,347
--------------------------------------------------------------------
  Term Loan C due 11/30/04     NR           3,083,286      2,774,958
--------------------------------------------------------------------
                                                           5,356,305
--------------------------------------------------------------------

FACTORY EQUIPMENT-1.44%

Formax, Inc.
  Term Loan B due 09/30/05     NR           6,359,309      6,351,360
--------------------------------------------------------------------

FINANCIAL INSTITUTION-0.35%

Amresco Inc.
  Term Loan B due 08/12/03     Caa1         1,640,903      1,558,858
--------------------------------------------------------------------

FINANCIAL SERVICES/DIVERSIFIED-2.55%

Bridge Information Systems, Inc.
  Term Loan B due 05/29/05     NR           4,975,000      4,931,220
--------------------------------------------------------------------
Sovereign Bancorp, Inc.
  Term Loan due 06/30/03       Ba3          6,250,000      6,257,813
--------------------------------------------------------------------
                                                          11,189,033
--------------------------------------------------------------------

FOOD-0.63%

Aurora Foods Inc.
  Term Loan B due 09/30/06     Ba2            997,500        999,994
--------------------------------------------------------------------
New World Pasta Co.
  Term Loan B due 01/31/06     Ba2          1,773,267      1,777,700
--------------------------------------------------------------------
                                                           2,777,694
--------------------------------------------------------------------

HEALTH CARE PROVIDERS-2.52%

Caremark RX, Inc.
  Term Loan B due 06/08/01     B1             968,640        917,787
--------------------------------------------------------------------
Community Health Systems, Inc.
  Term Loan D due 12/31/05     NR           4,922,678      4,907,294
--------------------------------------------------------------------
Genesis Health Ventures, Inc.
  Term Loan B due 09/30/04     B2           1,191,410        857,816
--------------------------------------------------------------------
  Term Loan C due 06/30/05     B2           1,188,615        855,803
--------------------------------------------------------------------
Mariner Post-Acute Network, Inc.(d)
  Term Loan B due 03/31/05     Caa2         2,357,920      1,178,960
--------------------------------------------------------------------
  Term Loan C due 03/31/06     Caa2         2,357,920      1,178,960
--------------------------------------------------------------------
Multicare Companies, Inc.
  Term Loan B due 09/30/04     B3           1,221,875        879,750
--------------------------------------------------------------------
  Term Loan C due 06/01/05     B3             406,250        292,499
--------------------------------------------------------------------
                                                          11,068,869
--------------------------------------------------------------------

                             (Unaudited)
                               MOODY'S     PRINCIPAL       MARKET
                               RATING        AMOUNT        VALUE
HEAVY CONSTRUCTION-1.19%

Terex Corp.
  Term Loan B due 03/06/06     Ba3         $1,722,972   $  1,724,588
--------------------------------------------------------------------
  Term Loan C due 03/06/06     Ba3          3,500,000      3,503,283
--------------------------------------------------------------------
                                                           5,227,871
--------------------------------------------------------------------

HEAVY MACHINERY-1.36%

United Rentals
  Term Loan C due 06/30/06     Ba2          6,000,000      5,989,998
--------------------------------------------------------------------

HOME FURNISHINGS/APPLIANCES-0.94%

Rent-A-Center
  Term Loan B due 02/05/06     Ba3          1,857,648      1,849,136
--------------------------------------------------------------------
  Term Loan C due 02/05/07     Ba3          2,271,994      2,261,581
--------------------------------------------------------------------
                                                           4,110,717
--------------------------------------------------------------------

HOUSEHOLD FURNISHINGS-
  APPLIANCES-0.96%

Imperial Home Decor Group,
  Inc. (The)
  Term Loan B due 03/13/05     B1           3,285,652      2,792,804
--------------------------------------------------------------------
  Term Loan C due 03/13/06     B1           1,690,556      1,436,972
--------------------------------------------------------------------
                                                           4,229,776
--------------------------------------------------------------------

HOUSEHOLD PRODUCTS-2.40%

Boyds Collection, Ltd. (The)
  Term Loan B due 04/01/06     Ba3          1,416,667      1,410,763
--------------------------------------------------------------------
Paint Sundry Brands Corp.
  Term Loan B due 08/11/05     NR           1,698,153      1,664,189
--------------------------------------------------------------------
  Term Loan C due 08/11/06     NR           1,570,750      1,539,336
--------------------------------------------------------------------
United Industries Co. A252
  Loan B due 03/24/06          B1           5,940,000      5,943,712
--------------------------------------------------------------------
                                                          10,558,000
--------------------------------------------------------------------

INDUSTRIAL & COMMERCIAL
  SERVICES-4.20%

Century Maintenance Supply, Inc.
  Term Loan B due 06/30/05     NR           4,925,000      4,851,125
--------------------------------------------------------------------
Decision One Corp.
  Term Loan B due 08/30/04     Caa3         2,947,500      1,621,125
--------------------------------------------------------------------
Ferrellgas, L.P.
  Term Loan C due 06/17/06     NR           7,000,000      6,973,750
--------------------------------------------------------------------
Synthetic Industries, Inc.
  Term Loan B due 12/13/07     B1           5,000,000      5,025,000
--------------------------------------------------------------------
                                                          18,471,000
--------------------------------------------------------------------

INDUSTRIAL-DIVERSIFIED-1.86%

Goss Graphic Systems, Inc.
  Term Loan due 01/29/03       B3           3,000,000      2,430,000
--------------------------------------------------------------------
Mueller Group, Inc.
  Term Loan B due 08/12/06     B1             995,000        997,073
--------------------------------------------------------------------
  Term Loan C due 08/12/07     B1             995,000        997,073
--------------------------------------------------------------------

                               MOODY'S     PRINCIPAL       MARKET
                               RATING        AMOUNT        VALUE
                             (Unaudited)
INDUSTRIAL-DIVERSIFIED-(CONTINUED)

Thermadyne Holdings Corp.
  Term Loan B due 05/22/05     B1          $1,975,000   $  1,861,438
--------------------------------------------------------------------
  Term Loan C due 05/22/06     B1           1,975,000      1,861,437
--------------------------------------------------------------------
                                                           8,147,021
--------------------------------------------------------------------

INSURANCE COMPANY-0.44%

Willis Corroon Corp.
  Term Loan C due 02/05/08     Ba2            970,000        973,031
--------------------------------------------------------------------
  Term Loan D due 08/05/08     Ba2            970,000        973,031
--------------------------------------------------------------------
                                                           1,946,062
--------------------------------------------------------------------

LODGING-5.47%

Extended Stay America, Inc.
  Term Loan B due 12/31/03     Ba3          4,950,000      4,919,063
--------------------------------------------------------------------
Interval International Corp.
  Term Loan B due 12/16/05     NR           2,087,812      2,077,373
--------------------------------------------------------------------
  Term Loan C due 12/15/06     NR           2,087,812      2,077,373
--------------------------------------------------------------------
Strategic Hotel Capital
  Funding, LLC
  Term Loan B due 11/22/04     Ba3          5,000,000      5,000,000
--------------------------------------------------------------------
Wyndam International, Inc.
  Term Loan B due 06/30/06     B1          10,000,000      9,975,000
--------------------------------------------------------------------
                                                          24,048,809
--------------------------------------------------------------------

MEDIA-BROADCASTING-5.25%

AMFM Operating Inc.
  Term Loan A due 11/30/01     Ba1          5,000,000      4,981,250
--------------------------------------------------------------------
CC Michigan, LLC & CC New
  England, LLC
  Term Note B due 11/15/08     Ba3          3,200,000      3,200,000
--------------------------------------------------------------------
Charter Communications Operating
  Term Loan B due 03/18/08     Ba3          5,000,000      5,009,528
--------------------------------------------------------------------
ComCorp Broadcasting, Inc.
  Term Loan B due 06/30/07     NR           2,500,000      2,487,500
--------------------------------------------------------------------
Mediacom LLC
  Term Loan B due 09/30/08     Ba3          2,500,000      2,500,000
--------------------------------------------------------------------
RCN Corp.
  Term Loan due 05/19/07       B1           2,400,000      2,415,000
--------------------------------------------------------------------
White Knight Broadcasting, Inc.
  Term Loan B due 06/30/07     NR           2,500,000      2,487,500
--------------------------------------------------------------------
                                                          23,080,778
--------------------------------------------------------------------

MEDIA-PUBLISHING-4.49%

American Media, Inc.
  Term Loan B due 05/07/05     Ba3          1,000,000      1,000,000
--------------------------------------------------------------------
  Term Loan B due 05/07/07     Ba3          4,000,000      4,000,000
--------------------------------------------------------------------
Enterprise Publishing Co.
  Term Loan due 06/30/05       NR           4,808,184      4,808,184
--------------------------------------------------------------------
Hollinger International Inc.
  Term Loan due 12/31/04       Ba1          5,000,000      5,018,750
--------------------------------------------------------------------
21st Century Newspapers, Inc.
  Term Loan B due 09/15/05     NR           4,912,500      4,900,219
--------------------------------------------------------------------
                                                          19,727,153
--------------------------------------------------------------------

                               MOODY'S     PRINCIPAL       MARKET
                               RATING        AMOUNT        VALUE
                             (Unaudited)
MEDICAL & BIOTECHNOLOGY-1.14%

Quest Diagnostics Inc.
  Term Loan B due 08/16/06     Ba3         $2,600,000   $  2,606,500
--------------------------------------------------------------------
  Term Loan C due 08/16/07     Ba3          2,400,000      2,406,000
--------------------------------------------------------------------
                                                           5,012,500
--------------------------------------------------------------------

MEDICAL SUPPLIES-2.08%

Dade Behring, Inc.
  Term Loan B due 06/30/06     Ba3          2,487,500      2,491,853
--------------------------------------------------------------------
  Term Loan C due 06/30/07     Ba3          2,487,500      2,491,853
--------------------------------------------------------------------
Stryker Corp.
  Term Loan C due 12/31/06     Ba2          4,146,415      4,158,854
--------------------------------------------------------------------
                                                           9,142,560
--------------------------------------------------------------------

OFFICE EQUIPMENT-3.71%

Buhrmann N.V.
  Term Loan B due 12/28/07     Ba3          5,000,000      5,016,665
--------------------------------------------------------------------
EMED Co., Inc.
  Term Loan B due 03/31/06     NR           3,970,000      3,950,150
--------------------------------------------------------------------
Identity Group
  Term Loan B due 05/07/07     NR           4,987,500      4,981,266
--------------------------------------------------------------------
20th Century Plastics
  Term Loan B due 09/30/05     NR           1,297,401      1,268,209
--------------------------------------------------------------------
  Term Loan C due 09/30/06     NR           1,136,487      1,110,916
--------------------------------------------------------------------
                                                          16,327,206
--------------------------------------------------------------------

PAPER PRODUCTS-0.57%

Pacifica Papers Inc.
  Term Loan B due 03/11/06     Ba2          2,487,500      2,490,609
--------------------------------------------------------------------

PHARMACEUTICALS-1.53%

Endo Pharmaceuticals, Inc.
  Term Loan B due 06/30/04     B1           2,452,381      2,415,595
--------------------------------------------------------------------
Leiner Health Products
  Group, Inc.
  Term Loan C due 12/30/05     Ba3          4,406,149      4,318,026
--------------------------------------------------------------------
                                                           6,733,621
--------------------------------------------------------------------

POLLUTION CONTROL-WASTE
  MANAGEMENT-2.83%

Allied Waste Industries, Inc.
  Term Loan B due 09/30/05     Ba3          4,545,454      4,432,765
--------------------------------------------------------------------
  Term Loan C due 09/30/06     Ba3          5,454,546      5,319,316
--------------------------------------------------------------------
Safety-Kleen Corp
  Term Loan B due 04/03/05     Ba3          1,343,182      1,345,700
--------------------------------------------------------------------
  Term Loan C due 04/03/06     Ba3          1,343,182      1,345,700
--------------------------------------------------------------------
                                                          12,443,481
--------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST-2.56%

Pebble Beach Co.
  Term Loan B due 07/30/06     B1           1,996,364      2,001,355
--------------------------------------------------------------------
RCPI Trust
  Term Loan due 05/16/00       Ba3          4,255,319      4,255,319
--------------------------------------------------------------------
Starwood Hotels & Resorts
  Worldwide, Inc.
  Term Loan due 02/23/03       Ba1          5,000,000      5,000,000
--------------------------------------------------------------------
                                                          11,256,674
--------------------------------------------------------------------

                               MOODY'S     PRINCIPAL       MARKET
                               RATING        AMOUNT        VALUE
                             (Unaudited)
RECREATION-ENTERTAINMENT-0.45%

ClubCorp., Inc.
  Term Loan B due 03/25/07     Ba3         $2,000,000   $  2,000,000
--------------------------------------------------------------------

RECREATION-OTHER-0.49%

KSL Recreation Group Inc.
  Revolving Credit due
    04/30/04                   B2             778,776        767,094
--------------------------------------------------------------------
  Term Loan A due 04/30/05     B2             700,000        693,000
--------------------------------------------------------------------
  Term Loan B due 04/30/06     B2             700,000        693,000
--------------------------------------------------------------------
                                                           2,153,094
--------------------------------------------------------------------

RESTAURANTS-1.09%

AFC Enterprises, Inc.
  Term Loan B due 06/30/04     Ba3          4,808,391      4,811,397
--------------------------------------------------------------------

RETAILERS-DRUG BASED-1.13%

Duane Reade Inc.
  Term Loan B due 02/15/03     B1           4,421,250      4,412,960
--------------------------------------------------------------------
  Term Loan C due 02/15/06     B1             555,474        555,474
--------------------------------------------------------------------
                                                           4,968,434
--------------------------------------------------------------------

RETAILERS-BROADLINE-1.12%

Petco Animal Supplies, Inc.
  Term Loan B due 06/18/06     B2           4,987,500      4,943,859
--------------------------------------------------------------------

SEMICONDUCTOR & RELATED-2.27%

International Rectifier Corp.
  Term Loan B due 06/30/05     NR           4,977,273      4,964,830
--------------------------------------------------------------------
Semiconductor Components Group
  Term Loan B due 08/04/06     Ba3          2,407,407      2,407,407
--------------------------------------------------------------------
  Term Loan C due 08/04/07     Ba3          2,592,593      2,592,593
--------------------------------------------------------------------
                                                           9,964,830
--------------------------------------------------------------------

SOFTWARE & PROCESSING-0.46%

Merrill Corp.
  Term Loan B due 11/15/07     B1           2,000,000      2,002,500
--------------------------------------------------------------------

                               MOODY'S     PRINCIPAL       MARKET
                               RATING        AMOUNT        VALUE
                             (Unaudited)
STEEL-0.68%

Neenah Foundry Co.
  Term Loan B due 09/30/05     Ba1         $3,000,000   $  2,992,500
--------------------------------------------------------------------

TELEPHONE SYSTEMS-4.80%

CommNet Cellular Inc.
  Term Loan B due 12/31/06     B1             586,380        586,380
--------------------------------------------------------------------
  Term Loan C due 03/31/07     B1           1,161,150      1,161,150
--------------------------------------------------------------------
  Term Loan D due 09/30/07     B1           3,251,743      3,251,743
--------------------------------------------------------------------
Nextel Communications Inc.
  Term Loan B due 06/30/08     Ba2          3,000,000      3,031,608
--------------------------------------------------------------------
  Term Loan C due 12/31/08     Ba2          3,000,000      3,031,608
--------------------------------------------------------------------
Tritel Holding Corp.
  Term Loan B due 03/31/08     B2           5,000,000      5,018,750
--------------------------------------------------------------------
VoiceStream PCS
  Term Loan B due 06/26/07     B2           5,000,000      4,995,835
--------------------------------------------------------------------
                                                          21,077,074
--------------------------------------------------------------------

TRANSPORTATION EQUIPMENT-0.23%

Transportation Technologies Ind., Inc.
  Term Loan B due 04/21/05     Ba2            997,500        997,500
--------------------------------------------------------------------
    Total Senior Secured
      Floating Rate
      Interests (Cost
      $415,552,838)                                      405,040,408
--------------------------------------------------------------------

REPURCHASE AGREEMENT-7.09%(E)

State Street Bank & Trust
  Co., 2.50%, 01/03/00
  (Cost $31,145,000)(f)                    31,145,000     31,145,000
--------------------------------------------------------------------
TOTAL INVESTMENTS-99.24%
  (Cost $446,697,838)                                    436,185,408
--------------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.76%                                        3,337,315
--------------------------------------------------------------------
NET ASSETS-100%                                         $439,522,723
====================================================================

Abbreviations

NR - Not rated

Notes to Schedule of Investments:

(a) Senior secured corporate loans and senior secured debt securities in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank. Senior secured floating rate interests are, at present, not readily marketable and may be subject to restrictions on resale.
(b) Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have a expected average life of three to five years.
(c) Non-income producing security: Centennial Resources, Inc. filed for bankruptcy under Chapter 11 on October 13, 1998.
(d) Non-income producing security: Mariner Post-Acute Network, Inc. filed for bankruptcy under Chapter 11 on January 24, 2000.
(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Repurchase agreement entered into 12/31/99 with a maturing value of $31,151,489. Collateralized by U.S. Government obligations.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost
  $446,697,838)                              $436,185,408
---------------------------------------------------------
Receivables for:
  Fund shares sold                              2,345,076
---------------------------------------------------------
  Interest                                      3,368,395
---------------------------------------------------------
Unamortized organizational costs                   98,903
---------------------------------------------------------
Other assets                                       31,443
---------------------------------------------------------
    Total assets                              442,029,225
---------------------------------------------------------

LIABILITIES:

Payables for:
  Dividend distributions                        1,382,154
---------------------------------------------------------
  Deferred facility fees                          355,739
---------------------------------------------------------
  Due to bank                                     364,658
---------------------------------------------------------
Accrued advisory and administrative fees          284,060
---------------------------------------------------------
Accrued accounting services fees                    6,186
---------------------------------------------------------
Accrued transfer agent fees                        21,875
---------------------------------------------------------
Accrued operating expenses                         91,830
---------------------------------------------------------
    Total liabilities                           2,506,502
---------------------------------------------------------
Net assets applicable to shares outstanding  $439,522,723
---------------------------------------------------------

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:     45,410,075
---------------------------------------------------------
  NET ASSET VALUE AND OFFERING PRICE PER
    SHARE                                    $       9.68
=========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Interest                                      $30,228,136
---------------------------------------------------------
Facility fees earned                              693,434
---------------------------------------------------------
    Total investment income                    30,921,570
---------------------------------------------------------

EXPENSES:

Advisory and administrative fees                4,352,734
---------------------------------------------------------
Accounting services fees                           79,739
---------------------------------------------------------
Custodian fees                                     36,288
---------------------------------------------------------
Directors' fees                                    21,289
---------------------------------------------------------
Transfer agent fees                               303,644
---------------------------------------------------------
Professional fees                                 407,904
---------------------------------------------------------
Other                                             316,767
---------------------------------------------------------
    Total expenses                              5,518,365
---------------------------------------------------------
Less: Expenses paid indirectly                     (7,557)
---------------------------------------------------------
    Expense waivers                              (164,548)
---------------------------------------------------------
     Net expenses                               5,346,260
---------------------------------------------------------
Net investment income                          25,575,310
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                     (515,356)
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities      (5,999,961)
---------------------------------------------------------
    Net gain (loss) from investment
       securities                              (6,515,317)
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $19,059,993
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                                    1999            1998
                                                                ------------    ------------

OPERATIONS:

  Net investment income                                         $ 25,575,310    $ 15,638,616
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities               (515,356)         10,508
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                         (5,999,961)     (4,634,050)
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          19,059,993      11,015,074
--------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income         (25,583,506)    (15,477,327)
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities                                              (22,939)       (150,555)
--------------------------------------------------------------------------------------------
Share transactions-net                                           157,995,609     130,989,233
--------------------------------------------------------------------------------------------
    Net increase in net assets                                   151,449,157     126,376,425
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            288,073,566     161,697,141
--------------------------------------------------------------------------------------------
  End of period                                                 $439,522,723    $288,073,566
============================================================================================

NET ASSETS CONSIST OF:

Capital (par value and additional paid-in)                      $450,409,846    $292,414,237
--------------------------------------------------------------------------------------------
  Undistributed net investment income                                153,093         161,289
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                      (527,786)         10,509
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                   (10,512,430)     (4,512,469)
--------------------------------------------------------------------------------------------
                                                                $439,522,723    $288,073,566
============================================================================================

See Notes to Financial Statements.

                            STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

Cash Provided by Operating Activities:
  Net increase in net assets resulting from operations......  $    19,059,993
     Increase in receivables................................       (1,101,074)
     Increase in payables...................................           68,961
     Net realized and unrealized gain on investments........        6,515,317
     Decrease in deferred facility fees.....................         (226,563)
     Decrease in unamortized organization costs.............           42,473
                                                              ---------------
          Net cash provided by operating activities.........       24,359,107
                                                              ---------------
Cash Used for Investing Activities:
  Proceeds from principal payments and sales of senior
     floating rate interests................................      291,137,103
  Purchases of senior secured floating rate interests.......     (443,109,767)
  Purchases of short-term investments.......................   (4,989,462,087)
  Proceeds from sales and maturities of short-term
     investments............................................    4,984,600,442
                                                              ---------------
          Net cash used in investing activities.............     (156,834,309)
                                                              ---------------
Cash Provided by Financing Activities:
  Proceeds from capital shares sold and reinvested..........      192,931,473
  Disbursements from capital shares repurchased.............      (49,481,864)
  Dividends paid to shareholders............................      (11,339,821)
  Proceeds from bank line of credit.........................               --
                                                              ---------------
          Net cash provided by financing activities.........      132,109,788
                                                              ---------------
  Net decrease in cash......................................         (365,414)
  Cash at Beginning of Period...............................              756
                                                              ---------------
  Cash at End of Period.....................................  $      (364,658)
                                                              ===============
Non-Cash Financing Activities:
  Value of capital shares issued in reinvestment of
     dividends paid to shareholders.........................  $    13,669,943
                                                              ===============

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Floating Rate Fund, (the "Fund"), is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a continuously offered non-diversified, closed-end management investment company.
  The Fund invests substantially all of its investable assets in Floating Rate Portfolio (the "Portfolio"). The Portfolio is organized as a Delaware business trust which is registered under the 1940 Act as non-diversified, closed-end management investment company.
  The Portfolio has investment objectives, policies and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through December 31, 1999, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or INVESCO, Inc., which has a nominal ($100) investment in the Portfolio.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund and the Portfolio in the preparation of their financial statements.

A. Portfolio Valuation -- The Portfolio invests primarily in senior secured corporate loans ("Corporate Loans") and senior secured debt securities ("Corporate Debt Securities") that meet credit standards established by INVESCO Senior Secured Management, Inc., (the "Sub-advisor"). When possible, A I M Advisors, Inc. ("AIM") or the Sub-advisor will rely on quotations provided by banks, dealers or pricing services with respect to Corporate Loans and Corporate Debt Securities. Whenever it is not possible to obtain such quotes, the Sub-advisor, subject to guidelines reviewed by the Portfolio's Board of Trustees, values the Corporate Loans and Corporate Debt Securities at fair value, which approximates market value. In valuing a Corporate Loan or Corporate Debt Security, the Sub-advisor considers, among other factors, (1) the credit worthiness of the U.S. or non-U.S. Company borrowing or issuing Corporate Debt Securities and any intermediate loan participants, (2) the current interest rate, period until next interest rate reset and maturity of the Corporate Loan or Corporate Debt Security, (3) recent prices in the market for instruments of similar quality, rate, and period until next interest rate reset and maturity.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Facility fees received are recognized as income over the expected life of the loan.
C. Distributions -- Distributions from income are recorded on ex-dividend date, and are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $525,269 as of December 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.
E. Intermediate Participants -- The Portfolio invests in Corporate Loans from U.S. or non-U.S. companies (the "Borrowers"). The investment of the Portfolio in a Corporate Loan may take the form of participation interests or assignments. If the Portfolio purchases a participation interest from a syndicate of lenders ("Lenders") or one of the participants in the syndicate ("Participant"), one or more of which administers the loan on behalf of all the Lenders (the "Agent Bank"), the Portfolio would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Portfolio's rights against the Borrower but also for the receipt and processing of payments due to the Portfolio under the Corporate Loans. As such, the Portfolio is subject to the credit risk of the Borrower and a Participant. Lenders and Participants interposed between the Portfolio and a Borrower, together with Agent Banks, are referred to as "Intermediate Participants".
F. Securities Purchased on a When-Issued and Delayed Delivery Basis -- The Portfolio may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Portfolio on such interests or securities in connection with such transactions prior to the date the Portfolio actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Portfolio will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.
G. Deferred Organizational Expenses -- Expenses incurred by the Fund or Portfolio in connection with its organization aggregated $212,350. These expenses are being amortized on a straight-line basis over a five-year period.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's and the Portfolio's investment manager and administrator. The Fund pays AIM administration fees at an annualized rate of 0.25% of the Fund's average daily net assets. The Portfolio pays AIM investment management and administration fees at an annual rate of 0.95% of the Portfolio's average daily net assets. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 1.50% of the average daily net assets of the Fund. During the year ended December 31, 1999, AIM waived fees of $164,548.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund and the Portfolio. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund and the Portfolio. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended December 31, 1999, AIM was paid $79,739 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended December 31, 1999, AFS was paid $243,528 for such services.
  A I M Distributors, Inc. ("AIM Distributors") serves as the Fund's distributor. AIM Distributors did not receive any commissions from sales of shares of the Fund during the year ended December 31, 1999. During the year ended December 31, 1999, AIM Distributors received $854,327 in early withdrawal charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1999, the Fund received reductions in custodian fees of $7,557 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $7,557 during the year ended December 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.

NOTE 5-TENDER OFFER

The Fund's Board of Directors considers each quarter the making of Tender offers which are offers to repurchase all or a portion of its shares of Common Stock from stockholders at a price per share equal to the net asset value per share of the Fund's Common Stock determined at the close of business on the day an offer terminates. Shares of Common Stock held less than four years and which are repurchased by the Fund pursuant to Tender Offers will be subject to an early withdrawal charge of up to 3% of the lesser of the then current net asset value or the original purchase price of the Common Stock being tendered.

NOTE 6-UNFUNDED LOAN COMMITMENTS

As of December 31, 1999, the Fund had unfunded loan commitments of $4,006,720, which could be extended at the option of the borrower, pursuant to the following loan agreements:

             BORROWER               UNFUNDED COMMITMENTS
----------------------------------  --------------------
KSL Recreation Group, Inc.                    $3,262,040
--------------------------------------------------------
RCPI Trust                                       744,680
--------------------------------------------------------
                                              $4,006,720
========================================================

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the year ended December 31, 1999 was $443,100,779 and $291,106,955, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities         $    983,098
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (11,495,528)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
  securities                                                       $(10,512,430)
===============================================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                                                        1999                        1998
                                                              -------------------------   -------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
                                                              ----------   ------------   ----------   ------------
Sold:                                                         19,803,989   $193,807,530   16,339,303   $162,694,934
-------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:                           1,398,875     13,669,943      741,971      7,380,819
-------------------------------------------------------------------------------------------------------------------
Reacquired:                                                   (5,067,050)   (49,481,864)  (3,940,550)   (39,086,520)
-------------------------------------------------------------------------------------------------------------------
                                                              16,135,814   $157,995,609   13,140,724   $130,989,233
===================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Capital Stock outstanding during each of the years in the two-year period ended December 31, 1999 and the period May 1, 1997 (date operations commenced) through December 31, 1997.

                                                               1999(a)        1998       1997
                                                               --------     --------   --------
Net asset value, beginning of period                           $   9.84     $  10.02   $  10.00
------------------------------------------------------------   --------     --------   --------
Income from investment operations:
  Net investment income                                            0.69         0.68       0.46
------------------------------------------------------------   --------     --------   --------
  Net realized and unrealized gain (loss) on investments          (0.16)       (0.18)      0.02
------------------------------------------------------------   --------     --------   --------
    Net increase (decrease) from investment operations             0.53         0.50       0.48
------------------------------------------------------------   --------     --------   --------
Distributions to shareholders:
------------------------------------------------------------   --------     --------   --------
  From net investment income                                      (0.69)       (0.67)     (0.46)
------------------------------------------------------------   --------     --------   --------
  From net realized gains                                            --        (0.01)        --
------------------------------------------------------------   --------     --------   --------
    Total distributions                                           (0.69)       (0.68)     (0.46)
------------------------------------------------------------   --------     --------   --------
Net asset value, end of period                                 $   9.68     $   9.84   $  10.02
============================================================   ========     ========   ========
Total return(b)                                                    5.49%        5.25%      5.04%
============================================================   ========     ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $439,523     $288,074   $161,697
============================================================   ========     ========   ========
Ratio of net investment income to average net assets:
  With fee waivers                                                 7.02%(c)     6.88%      7.26%(d)
============================================================   ========     ========   ========
  Without fee waivers                                              6.97%(c)     6.75%      6.24%(d)
============================================================   ========     ========   ========
Ratio of expenses to average net assets excluding interest
  expense:
  With fee waivers                                                 1.47%(c)     1.50%      1.50%(d)
============================================================   ========     ========   ========
  Without fee waivers                                              1.52%(c)     1.63%      2.52%(d)
============================================================   ========     ========   ========
Ratio of interest expense to average net assets (Note 4)             NA         0.01%      0.15%(d)
============================================================   ========     ========   ========
Portfolio turnover rate                                              81%          75%       118%
============================================================   ========     ========   ========

(a) Calculated using average shares outstanding.
(b) Does not include withdrawal charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $364,173,935.
(d) Annualized.

NOTE 10-SUBSEQUENT EVENT

On December 9, 1999, the Board of Directors of the Fund approved a restructuring of the Fund (the "Restructuring") and recommended that it be submitted to the Fund's shareholders for their approval. The Restructuring would include reorganizing the Fund as a Delaware business trust and eliminating the current "master/feeder" investment structure. The Restructuring would also allow the Fund to offer multiple classes of shares with different distribution plans and would commit the Fund to making repurchase offers each quarter, thereby assuring shareholders of at least partial liquidity for their shares. It is anticipated that the Restructuring proposal will be submitted to Fund shareholders in February, 2000, and, if approved, that the Restructuring would be completed by March, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Directors and Shareholders of AIM Floating Rate Fund, Inc.:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Floating Rate Fund Inc. (hereafter referred to as the "Fund") at December 31, 1999, the results of its operations, of cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1999 by correspondence with the custodian and intermediate participants, provide a reasonable basis for the opinion expressed above.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       February 18, 2000

BOARD OF DIRECTORS                       OFFICERS                        OFFICE OF THE FUND
C. Derek Anderson                        Robert H. Graham                11 Greenway Plaza
Senior Managing Partner,                 Chairman and President          Suite 100
Plantagenet Capital Management, LLC                                      Houston, TX 77046
(an investment partnership);             Dana R. Sutton
Chief Executive Officer,                 Vice President and Treasurer    INVESTMENT MANAGER
Plantagenet Holdings, Ltd.
(an investment banking firm)             Samuel D. Sirko                 A I M Advisors, Inc.
                                         Vice President and Secretary    11 Greenway Plaza
Frank S. Bayley                                                          Suite 100
Partner, law firm of                     Melville B. Cox                 Houston, TX 77046
Baker & McKenzie                         Vice President
                                                                         SUB-ADVISOR
Robert H. Graham                         Gary T. Crum
President and Chief Executive Officer,   Vice President                  INVESCO Senior Secured Management, Inc.
A I M Management Group Inc.                                              1166 Avenue of the Americas
                                         Carol F. Relihan                New York, NY 11036
Ruth H. Quigley                          Vice President
Private Investor                                                         SUB-SUB-ADVISOR
                                         Mary J. Benson
                                         Assistant Vice President and    INVESCO (NY), Inc.
                                         Assistant Treasurer             1166 Avenue of the Americas
                                                                         New York, NY 10036
                                         Sheri Morris
                                         Assistant Vice President and    TRANSFER AGENT
                                         Assistant Treasurer
                                                                         A I M Fund Services, Inc.
                                         Nancy L. Martin                 P.O. Box 4739
                                         Assistant Secretary             Houston, TX 77210-4739

                                         Ofelia M. Mayo                  CUSTODIAN
                                         Assistant Secretary
                                                                         State Street Bank and Trust Company
                                         Kathleen J. Pflueger            225 Franklin Street
                                         Assistant Secretary             Boston, MA 02110

                                                                         COUNSEL TO THE FUND

                                                                         Kirkpatrick & Lockhart LLP
                                                                         1800 Massachusetts Avenue, N.W.
                                                                         Washington, D.C. 20036-1800

                                                                         COUNSEL TO THE DIRECTORS

                                                                         Paul, Hastings, Janofsky & Walker LLP
                                                                         Twenty Third Floor
                                                                         555 South Flower Street
                                                                         Los Angeles, CA 90071

                                                                         DISTRIBUTOR

                                                                         A I M Distributors, Inc.
                                                                         11 Greenway Plaza
                                                                         Suite 100
                                                                         Houston, TX 77046

                                                                         AUDITORS

                                                                         PricewaterhouseCoopers
                                                                         160 Federal Street
                                                                         Boston, MA 02110

                     -------------------------------------

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


THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                             MONEY MARKET FUNDS                     A I M Management Group Inc. has provided leadership
AIM Aggressive Growth Fund               AIM Money Market Fund                  in the mutual fund industry since 1976 and managed
AIM Blue Chip Fund                       AIM Tax-Exempt Cash Fund               approximately $160 billion in assets for more than
AIM Capital Development Fund                                                    6.6 million shareholders, including individual
AIM Constellation Fund(1)                INTERNATIONAL GROWTH FUNDS             investors, corporate clients and financial
AIM Dent Demographic Trends Fund         AIM Advisor International Value Fund   institutions, as of December 31, 1999.
AIM Large Cap Growth Fund                AIM Asian Growth Fund                      The AIM Family of Funds--Registered Trademark--
AIM Mid Cap Equity Fund                  AIM Developing Markets Fund            is distributed nationwide, and AIM today is the
AIM Mid Cap Growth Fund                  AIM Euroland Growth Fund(4)            eighth-largest mutual fund complex in the United
AIM Mid Cap Opportunities Fund           AIM European Development Fund          States in assets under management, according to
AIM Select Growth Fund                   AIM International Equity Fund          Strategic Insight, an independent mutual fund
AIM Small Cap Growth Fund(2)             AIM Japan Growth Fund                  monitor.
AIM Small Cap Opportunities Fund(3)      AIM Latin American Growth Fund
AIM Value Fund                           AIM New Pacific Growth Fund
AIM Weingarten Fund
                                         GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                    AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                    AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund             GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                        AIM Global Growth & Income Fund
AIM Basic Value Fund                     AIM Global Utilities Fund
AIM Charter Fund
                                         GLOBAL INCOME FUNDS
INCOME FUNDS                             AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                   AIM Global Government Income Fund
AIM High Yield Fund                      AIM Global Income Fund
AIM High Yield Fund II                   AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund         THEME FUNDS
AIM Limited Maturity Treasury Fund       AIM Global Consumer Products and Services Fund
                                         AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                    AIM Global Health Care Fund
AIM High Income Municipal Fund           AIM Global Infrastructure Fund
AIM Municipal Bond Fund                  AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut  AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund           AIM Global Trends Fund(6)

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after April 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                FLR-AR-1